                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                    FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): October 18, 1996

                        TOTAL RENAL CARE HOLDINGS, INC.
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            (Exact name of registrant as specified in its charter)


          DELAWARE                 1-4034                        51-0354549
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      (State or other              (Commission                (I.R.S. Employer
       jurisdiction of             File Number)              Identification No.)
       incorporation)

21250 HAWTHORNE BOULEVARD, SUITE 800, TORRANCE, CALIFORNIA            90503-5517
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(Address of principal executive offices)                              (Zip Code)


      Registrant's telephone number, including area code: (310) 792-2600

                                NOT APPLICABLE
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        (Former name or former address, if changed since last report.)
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ITEM 5. OTHER EVENTS.

  On October 17, 1996, the Company refinanced its prior bank credit facility with a new bank credit facility to permit borrowings of up to $400 million. A copy of the Credit Agreement is filed as an exhibit hereto.

  The Company recently completed the following acquisitions, for which it is filing financial statements and pro forma financial information as exhibits hereto:

    (i) Burbank Dialysis Group, Inc.;

    (ii) Pasadena Dialysis Center, Inc.;

    (iii) Piedmont Dialysis, Inc. and Peralta Renal Center;

    (iv) Houston Kidney Center, Northwest Kidney Center, LLP, North Houston Kidney Center LLP and Houston Kidney Center--Southeast, LLP; and

    (v) Bertha Sirk Dialysis Center, Inc. and Greenspring Dialysis Center,
  Inc.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

  (a)(i) Financial Statements of Burbank Dialysis Group, Inc.;

  (ii) Financial Statements of Pasadena Dialysis Center, Inc.;

  (iii) Combined Financial Statements of Piedmont Dialysis, Inc. and Peralta Renal Center;

  (iv) Combined Financial Statements of Houston Kidney Center, Northwest Kidney Center, LLP, North Houston Kidney Center, LLP and Houston Kidney Center--Southeast, LLP; and

  (v) Combined Financial Statements of Bertha Sirk Dialysis Center, Inc. and Greenspring Dialysis Center, Inc.

  (b)(i) Unaudited Pro Forma Combined Balance Sheet of Total Renal Care Holdings, Inc. as of June 30, 1996;

  (ii) Unaudited Pro Forma Combined Statement of Income of Total Renal Care Holdings, Inc. for the six months ended June 30, 1996;

  (iii) Unaudited Pro Forma Combined Statement of Income of Total Renal Care Holdings, Inc. for the seven months ended December 31, 1995; and

  (iv) Unaudited Pro Forma Combined Statement of Income of Total Renal Care Holdings, Inc. for the year ended May 31, 1995.

  (c) Credit Agreement dated October 11, 1996 among the Company, the Lenders party thereto, BNY Capital Markets, Inc., and Donaldson, Lufkin & Jenrette Securities Corporation, as Arrangers, DLJ Capital Funding, Inc., as Documentation Agent, and The Bank of New York, as Administrative Agent (the "Credit Agreement").

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          TOTAL RENAL CARE HOLDINGS, INC.
                                                    (Registrant)

Dated: October 18, 1996                   By: /s/ John E. King
                                             John E. King
                                             Vice President and Chief
                                             Financial Officer

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                        TOTAL RENAL CARE HOLDINGS, INC.

                               INDEX TO EXHIBITS

 EXHIBIT                                                                 PAGE
 NUMBER                      DESCRIPTION OF EXHIBIT                     NUMBER
 -------                     ----------------------                     ------
 99.1                         Financial Statements
         BURBANK DIALYSIS GROUP, INC.
         Report of Independent Accountants of Price Waterhouse LLP....    F-2
         Balance Sheet................................................    F-3
         Statement of Operations and Retained Earnings (Deficit)......    F-4
         Statement of Cash Flows......................................    F-5
         Notes to Financial Statements................................    F-6
         PASADENA DIALYSIS CENTER, INC.
         Report of Independent Accountants of Price Waterhouse LLP....   F-10
         Balance Sheet................................................   F-11
         Statement of Operations and Retained Earnings................   F-12
         Statement of Cash Flows......................................   F-13
         Notes to Financial Statements................................   F-14
         PIEDMONT DIALYSIS, INC.; PERALTA RENAL CENTER
         Report of Independent Accountants of Price Waterhouse LLP....   F-17
         Combined Balance Sheet.......................................   F-18
         Combined Statement of Income and Retained Earnings...........   F-19
         Combined Statement of Cash Flows.............................   F-20
         Notes to Combined Financial Statements.......................   F-21
         HOUSTON KIDNEY CENTER; NORTHWEST KIDNEY CENTER, LLP; NORTH
          HOUSTON KIDNEY CENTER, LLP; HOUSTON KIDNEY CENTER--
          SOUTHEAST, LLP
         Report of Independent Accountants of Price Waterhouse LLP....   F-25
         Combined Balance Sheet.......................................   F-26
         Combined Statement of Income and Partners' Equity............   F-27
         Combined Statement of Cash Flows.............................   F-28
         Notes to Combined Financial Statements.......................   F-29
         BERTHA SIRK DIALYSIS CENTER, INC.; GREENSPRING DIALYSIS
         CENTER, INC.
         Report of Independent Accountants of Price Waterhouse LLP....   F-33
         Combined Balance Sheet.......................................   F-34
         Combined Statement of Income and Retained Earnings...........   F-35
         Combined Statement of Cash Flows.............................   F-36
         Notes to Combined Financial Statements.......................   F-37
         UNAUDITED PRO FORMA FINANCIAL INFORMATION
         Unaudited Pro Forma Combined Balance Sheet...................   F-41
         Notes to Unaudited Pro Forma Combined Balance Sheet..........   F-42
         Unaudited Pro Forma Combined Statements of Income............   F-43
         Notes to Unaudited Pro Forma Combined Statements of Income...   F-46
 99.2    Credit Agreement dated October 11, 1996 among the Company,
          Lenders party thereto, BNY Capital Markets, Inc., and
          Donaldson, Lufkin & Jenrette Securities Corporation, as
          Arrangers, DLJ Capital Funding, Ind., as Documentation
          Agent, and The Bank of New York, as Administrative Agent
          (The "Credit Agreement").
 99.3    Guaranty by Total Renal Care, Inc. to The Bank of New York,
          as Administrative Agent.

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